UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 14, 2006
         ---------------------------------------------------------------

                        AIRNET COMMUNICATIONS CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


                   000-28217                            59-3218138
               -------------------------------------------------------------
               (Commission file number) (IRS Employer Identification Number)


                     3950 Dow Road, Melbourne, Florida 32934
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (321) 984-1990
       ------------------------------------------------------------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):


[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))



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Item 8.01.        Other Events

On July 14, 2006, AirNet Communications Corporation, a Delaware corporation (the "Company"), filed its Disclosure Statement pursuant to 11 U.S.C. ss.1125 ("Disclosure Statement") and Plan of Reorganization ("Plan") with the United States Bankruptcy Court for the Middle District of Florida, Orlando Division in Case No. 6-06-bk-01171.

Article V, Paragraph F of the Plan notes that all holders of common stock, common stock purchase warrants and stock options (collectively referred to as "Equity Interests") are impaired. If the Plan is approved, Equity Interests in the Company shall be cancelled and have no further force or effect. The holders of Equity Interests, unless entitled to a distribution elsewhere under the Plan, shall not have an ownership interest in the reorganized AirNet entity.

There can be no assurance that the Plan will be approved in its current form. The Plan and Disclosure Statement are subject to change.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AIRNET COMMUNICATIONS CORPORATION



                                     By:  /s/ Stuart P. Dawley, Esq.
                                          --------------------------------------
                                           Stuart P. Dawley, Esq.
                                           Vice President, General Counsel and
                                           Secretary

Dated: July 18, 2006

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